UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2007

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-50908                    20-1195343
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(State or other jurisdiction        (Commission                (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

461 Fifth Avenue, 25th Floor, New York, New York                    10017
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 30, 2007, the Company entered into a Warrant Exercise Agreement with Knott Partners, LP; Knott Partners Offshore Master Fund, LP; CommonFund Hedged Equity Company; Shoshone Partners, LP; Finderne, LLC; Good Steward Trading Company SPC; and Leonard & Margaret Frierman (the "Knott Entities"), pursuant to which the Knott Entities agreed to exercise 1,504,000 of the Company's publicly traded warrants and the Company agreed to accept $4.50, rather than the $5.00 exercise price provided in the warrant, as the exercise price for each such warrant. On the same date, the Company received $6,768,000 of proceeds from the exercise of the subject warrants and the Company authorized the issuance of the 1,504,000 shares of its common stock issuable upon exercise of such warrant.

      No material relationship exists between the Company or any of its affiliates and the Knott Entities or any of their affiliates. To the Company's knowledge, however, the Knott Entities and certain of their affiliates hold shares of the Company's common stock and Series A preferred stock.

      A copy of the Warrant Exercise Agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

ITEM 3.03. MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS

      The information contained in Item 8.01 is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

      On May 3, 2007, the Company issued a press release announcing a temporary reduction in the exercise price of its publicly traded warrants. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1 Warrant Exercise Agreement among the Company and the Knott Entities, dated as of April 30, 2007

99.1  Press Release, dated May 3, 2007

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RAND LOGISTICS, INC.


Date:  May 4, 2007                              By: /s/ Laurence Levy
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                                                Name: Laurence Levy
                                                Title: Chairman of the Board and
                                                       Chief Financial Officer